Exhibit 10.18

Execution Version

FIRST AMENDMENT

TO REVOLVING SYNDICATED FACILITY AGREEMENT

FIRST AMENDMENT TO REVOLVING SYNDICATED FACILITY AGREEMENT, dated as of August 8, 2012 (this “Amendment”), among TRONOX LIMITED, an Australian public limited company incorporated in the Commonwealth of Australia (“Holdings”) and certain of its Subsidiaries party hereto as borrowers and guarantors, (collectively, the “Borrowers” and each individually, a “Borrower”), the Subsidiary Guarantors party hereto, the several banks and other financial institutions parties hereto as lenders (the “Lenders”), UBS AG, STAMFORD BRANCH, as an issuing bank, as administrative agent (in such capacity, the “Administrative Agent”) for the Lenders and as collateral agent for the Secured Parties.

W I T N E S S E T H:

WHEREAS, the Borrowers, the Subsidiary Guarantors, the Lenders, the Administrative Agent and the other agents and lenders party thereto have entered into that certain Revolving Syndicated Facility Agreement, dated as of June 18, 2012, (as amended, supplemented, or otherwise modified from time to time, the “Facility Agreement”) pursuant to which the Lenders have agreed to make certain loans and extend certain other financial accommodations to the Borrowers as provided therein. Capitalized terms used herein but not otherwise defined herein shall have the meanings given such terms in the Facility Agreement;

WHEREAS, the Lenders and the Administrative Agent desire to modify the Facility Agreement in certain respects, in accordance with the terms and conditions contained herein.

NOW, THEREFORE, in consideration of the terms and conditions contained herein, and of any loans or financial accommodations heretofore, now, or hereafter made to or for the benefit of the Borrowers by the Lenders, it hereby is agreed as follows:

ARTICLE I

AMENDMENTS

Section 1.1 Amendment to Preamble. The Preamble to the Facility Agreement is hereby amended as of the Effective Date by amending and restating such Preamble in its entirety as follows:

“This REVOLVING SYNDICATED FACILITY AGREEMENT (this “Agreement”) dated as of June 18, 2012, among TRONOX INCORPORATED, a Delaware corporation and certain of its Subsidiaries party hereto, as U.S. Borrowers and Guarantors (collectively, the “Initial U.S. Borrowers”), TRONOX LIMITED (ACN 153 348 111), an Australian public limited company incorporated in the Commonwealth of Australia (“Holdings”) and certain of its Subsidiaries party hereto, as Australian Borrowers and Guarantors (collectively, the “Initial Australian Borrowers”; and together with the Initial U.S. Borrowers and any Additional Co-Borrowers who become party hereto, collectively, the “Borrowers” and each, a “Borrower”), the Subsidiary Guarantors (such term

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and each other capitalized term used but not defined herein having the meaning given to it in Article I), the Lenders, UBS LOAN FINANCE LLC, as swingline lender (in such capacity, the “Swingline Lender”), UBS AG, STAMFORD BRANCH, as issuing bank (in such capacity, the “Issuing Bank”), as administrative agent (in such capacity, the “Administrative Agent”) for the Lenders and as collateral agent (in such capacity, the “Collateral Agent”) for the Secured Parties and the Issuing Bank and UBS AG, STAMFORD BRANCH, as Australian security trustee (in such capacity, the “Australian Security Trustee”), UBS SECURITIES LLC, as bookmanager and lead arranger (in such capacity, “Arranger”), GOLDMAN SACHS BANK USA and ROYAL BANK OF CANADA as co-syndication agents (in such capacity, the “Syndication Agent”) and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH and WELLS FARGO BANK, N.A. as documentation agent (in such capacity, the “Documentation Agent”).”

Section 1.2 Amendment to Recitals. The Recitals of the Facility Agreement are hereby amended as of the Effective Date by amending and restating the second WHEREAS clause in its entirety as follows:

“WHEREAS, the Borrowers have requested the Swingline Lender to make Swingline Loans, at any time and from time to time prior to the Revolving Maturity Date, in an aggregate principal amount at any time outstanding not in excess of the greater of (a) $30.0 million and (b) 10% of the aggregate Revolving Commitments.”

Section 1.3 Amendment to Section 1.01. Section 1.01 of the Facility Agreement is hereby amended as of the Effective Date as follows:

(a) The following new defined terms are hereby inserted in proper alphabetical order as of the Effective Date:

““Existing Letters of Credit” shall mean the letters of credit set forth on Schedule 2.18.

“First Amendment” shall mean the First Amendment to Revolving Syndicated Facility Agreement, dated as of August 8, 2012, among Holdings, the other Borrowers party thereto, the Subsidiary Guarantors party thereto, the Lenders party thereto and the Administrative Agent.

“First Amendment Effective Date” shall have the meaning assigned to the term “Effective Date” in the First Amendment.”

(b) The defined term “Consolidated Fixed Charges” is hereby amended as of the Effective Date by amending and restating clause (c) of such definition in its entirety as follows:

“(c) the principal amount of all scheduled amortization payments on all Indebtedness paid or payable in cash (including the principal component of all Capital Lease Obligations) of Holdings and its Subsidiaries for such period (as determined on the first day of the respective period and after giving effect to any reduction thereof due to mandatory or permitted prepayments on such

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Indebtedness); provided that for the avoidance of doubt, it is agreed that any principal payments at final maturity made with identifiable proceeds of Indebtedness or equity to the extent such Indebtedness or equity was incurred to refinance, replace or refund the entire outstanding principal amount of such Indebtedness shall not be included in this clause (c);”.

(c) The defined term “Defaulting Lender” is hereby amended as of the Effective Date by:

(i) replacing the phrase “one (1) Business Day” with the phrase “two (2) Business Days” where such phrase appears in clause (a) of such definition; and

(ii) inserting the phrase “or thereunder” after the phrase “Lender’s obligation to fund a Loan hereunder” where such phrase appears in clause (b) of such definition.

(d) The defined term “Freight Forwarder Letter” is hereby amended as of the Effective Date by inserting the phrase “in which such Freight Forwarder acknowledges and agrees to hold the applicable documents as an agent of the Administrative Agent for purposes of perfecting the Administrative Agent’s Lien on such documents” after the phrase “books and records or Inventory” where such phrase appears in such definition.

(e) The defined term “Issuing Bank” is hereby amended as of the Effective Date by amending and restating such definition in its entirety as follows:

““Issuing Bank” shall mean, as the context may require, (a) UBS AG, Stamford Branch, in its capacity as issuer of Letters of Credit issued by it; (b) any other Lender that may become an Issuing Bank pursuant to Sections 2.18(j) and (k) in its capacity as issuer of Letters of Credit issued by such Lender; (c) Wells Fargo Bank, N.A., but solely in its capacity as issuer of the Existing Letters of Credit; or (d) collectively, all of the foregoing.”

(f) The defined term “Secured Obligations” is hereby amended as of the Effective Date by amending and restating the proviso at the end of such definition in its entirety as follows:

“provided that the Administrative Agent shall establish a Reserve for the amount of obligations under Hedging Agreements or Treasury Services Agreements for such Hedging Agreements or Treasury Services Agreements to constitute Secured Obligations.”

(g) The defined term “Swingline Commitment” is hereby amended as of the Effective Date by amending and restating the second sentence of such definition in its entirety as follows:

“The amount of the Swingline Commitment shall initially be $30.0 million, but shall in no event exceed 10% of the aggregate Revolving Commitments.”.

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Section 1.4 Amendment to Section 2.02(b). Section 2.02(b) of the Facility Agreement is hereby amended as of the Effective Date by inserting the phrase “or any ABR Loan” after the phrase “make any Eurodollar Revolving Loan” where such phrase appears in the second sentence of such Section.

Section 1.5 Amendment to Section 2.17(d). Section 2.17(d) of the Facility Agreement is hereby amended as of the Effective Date by amending and restating the first sentence of such Section in its entirety as follows:

“The Swingline Lender may at any time in its discretion, and shall, at the minimum on a weekly basis, by written notice given to the Administrative Agent (provided such notice requirement shall not apply if the Swingline Lender and the Administrative Agent are the same entity) not later than 11:00 a.m., New York City time, on the next succeeding Business Day following such notice require the Revolving Lenders to acquire participations on such Business Day in all or a portion of the Swingline Loans then outstanding.”

Section 1.6 Amendment to Section 2.18. Section 2.18 of the Facility Agreement is hereby amended as of the Effective Date by inserting the following new clause (n) at the end of such Section:

“(n) Existing Letters of Credit. Upon the return to the Administrative Agent on or after the First Amendment Effective of the backstop Letter of Credit issued on the Closing Date to Wells Fargo Bank N.A., (i) each Existing Letter of Credit, to the extent outstanding, shall be automatically and without further action by the parties thereto deemed converted into Letters of Credit issued pursuant to this Section 2.18 for the account of the Loan Parties set forth on Schedule 2.18 and subject to the provisions hereof, and for this purpose fees in respect thereof pursuant to Section 2.05(c) shall be payable (in substitution for any fees set forth in the applicable letter of credit reimbursement agreements or applications relating to such Existing Letters of Credit, except to the extent that such fees are also payable pursuant to Section 2.05(c)) as if such Existing Letters of Credit had been issued on the First Amendment Effective Date; (ii) Wells Fargo Bank, N.A. shall be deemed to be the Issuing Bank with respect to the Existing Letters of Credit; (iii) such Letters of Credit shall each be included in the calculation of LC Exposure; and (iv) all liabilities of the Loan Parties with respect to such Existing Letters of Credit shall constitute Obligations. No Existing Letter of Credit converted in accordance with this clause (n) shall be amended, extended or renewed except in accordance with the terms hereof. Notwithstanding the foregoing, the Loan Parties shall not be required to pay any additional issuance fees with respect to the issuance of such Existing Letter of Credit solely as a result of such letter of credit being converted to a Letter of Credit hereunder, it being understood that the fronting, participation and other fees set forth in Section 2.05(c) shall otherwise apply to such Existing Letters of Credit.”

Section 1.7 Amendment to Section 5.19. Section 5.19 of the Facility Agreement is hereby amended as of the Effective Date by amending and restating the last sentence of such Section in its entirety as follows:

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“The Loan Parties shall cooperate fully with the Administrative Agent and its agents during all (x) Collateral field audits, which shall be at the Borrowers’ expense and shall be conducted, at the request of the Administrative Agent, not more than (i) two (2) times during the first year after the Closing Date; (ii) once during any twelve month period thereafter, absent an Event of Default and subject to the following subclause (iii); and (iii) two (2) times during the twelve month period after the date that the Borrowing Availability shall be less than the greater of (A) $150.0 million and (B) 50% of the aggregate Revolving Commitments in effect at such time; and (y) Inventory Appraisals, which shall be at the Borrowers’ expense and shall be conducted, at the request of the Administrative Agent, not more than (i) two (2) times per year during the first year after the Closing Date; (ii) once during any twelve month period thereafter, absent an Event of Default and subject to the following subclause (iii); and (iii) two (2) times during the twelve month period after the date that the Borrowing Availability shall be less than the greater of (A) $150.0 million and (B) 50% of the aggregate Revolving Commitments in effect at such time; provided, however, that in the case of both Collateral field audits and Inventory Appraisals, following the occurrence and during the continuation of an Event of Default, Collateral field audits and Inventory Appraisals shall be conducted at the Borrowers’ expense more frequently at the Administrative Agent’s reasonable request.”

Section 1.8 Amendment to Section 6.04(g). Section 6.04(g) of the Facility Agreement is hereby amended as of the Effective Date by replacing the phrase “on the Closing Date” with the phrase “on the First Amendment Effective Date”.

Section 1.9 Amendment to Section 10.02. Section 10.02 of the Facility Agreement is hereby amended as of the Effective Date by:

(a) amending and restating the proviso at the end of the lead-in of clause (b) of such Section in its entirety as follows:

“provided that no such agreement, waiver, supplement or modification shall be effective if the effect thereof would:”

(b) (i) deleting the “or” at the end of subclauses (xv) and (xvi) of clause (b) of such Section and (ii) inserting the following new subclause (xviii) after the end of subclause (xvii) of clause (b) of such Section: “or

(xviii) change any provision of Section 8.02 or the proviso in the definition of “Secured Obligations”, without the written consent of the Supermajority Lenders;”

(c) inserting the following phrase at the end of clause (e) of such Section:

“without limiting the rights of the Lenders to decline to provide any increased or new Commitment under Section 2.20.”

Section 1.10 Amendment to Section 10.04(b). Section 10.04(b) of the Facility Agreement is hereby amended as of the Effective Date by amending subclause (i)(B) of such Section in its entirety as follows:

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“(B) the Administrative Agent; provided that no consent of the Administrative Agent shall be required for an assignment of any Revolving Commitment to an assignee that is a Lender with a Revolving Commitment immediately prior to giving effect to such assignment, an Affiliate of a Lender or an Approved Fund; and”

Section 1.11 Amendment to Section 10.04(c). Section 10.04(c) of the Facility Agreement is hereby amended as of the Effective Date by amending clause (c) of Section 10.04 by inserting the phrase “absent manifest error” after the phrase “The entries in the Register shall be conclusive” where such phrase appears at the beginning of the second sentence of such clause

Section 1.12 Amendment to Section 10.04(d). Section 10.04(d) of the Facility Agreement is hereby amended as of the Effective Date by amending the last paragraph of clause (d) of Section 10.04 by amending and restating the last sentence of such clause in its entirety as follows:

“The Participant Register shall be available for inspection by the Administrative Borrower from time to time upon reasonable prior notice; provided that no Lender shall have any obligation to disclose all or any portion of the Participant Register to any Person (including the identity of any Participant or any information relating to a Participant’s interest in any Commitments, Loans, Letters of Credit or its other obligations under this Agreement) except to the extent that the relevant parties, acting reasonably and in good faith, determine that such disclosure is necessary to establish that such Commitment, Loan or other obligation is in registered form under Section 5f.103-1(c) of the United States Treasury Regulations.”

Section 1.13 Amendment to Article X. Article X of the Facility Agreement is hereby amended as of the Effective Date by inserting the following new Section 10.26 at the end of such Article:

“Section 10.26 No Fiduciary Duty. Each Agent, each Lender and their Affiliates (collectively, solely for purposes of this paragraph, the “Lenders”), may have economic interests that conflict with those of the Loan Parties, their stockholders and/or their affiliates. Each Loan Party agrees that nothing in the Loan Documents or otherwise will be deemed to create an advisory, fiduciary or agency relationship or fiduciary or other implied duty between any Lender, on the one hand, and such Loan Party, its stockholders or its affiliates, on the other. The Loan Parties acknowledge and agree that (i) the transactions contemplated by the Loan Documents (including the exercise of rights and remedies hereunder and thereunder) are arm’s-length commercial transactions between the Lenders, on the one hand, and the Loan Parties, on the other, and (ii) in connection therewith and with the process leading thereto, (x) no Lender has assumed an advisory or fiduciary responsibility in favor of any Loan Party, its stockholders or its affiliates with respect to the transactions contemplated hereby (or the exercise of rights or remedies with respect thereto) or the process leading thereto (irrespective of whether any Lender has advised, is currently advising or will advise any Loan Party, its stockholders or its Affiliates on other matters) or any other obligation to any Loan Party except the obligations expressly set forth in the Loan Documents and (y) each Lender is acting solely as principal and not as the agent or fiduciary of any Loan Party, its management, stockholders, creditors

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or any other Person. Each Loan Party acknowledges and agrees that it has consulted its own legal and financial advisors to the extent it deemed appropriate and that it is responsible for making its own independent judgment with respect to such transactions and the process leading thereto. Each Loan Party agrees that it will not claim that any Lender has rendered advisory services of any nature or respect, or owes a fiduciary or similar duty to such Loan Party, in connection with such transaction or the process leading thereto.”

Section 1.14 Amendment to Schedules. The Schedules to the Facility Agreement are hereby amended as of the Effective Date by:

(a) amending and restating Schedule 6.01(q) to the Facility Agreement in its entirety as set forth on Schedule 6.01(q) hereto; and

(b) adding as Schedule 2.18 to the Facility Agreement the schedule set forth on Schedule 2.18 hereto.

Section 1.15 Amendment Cover Page. The cover page to the Facility Agreement is hereby amended as of the Effective Date by deleting it in its entirety and replacing it as set forth on Exhibit A hereto.

ARTICLE II

CONDITIONS PRECEDENT TO EFFECTIVENESS

This Amendment shall become effective (the “Effective Date”) when the following condition precedent has been satisfied: the Loan Parties, the Lenders and the Administrative Agent have each delivered a duly executed counterpart of this Amendment to the Administrative Agent.

ARTICLE III

REPRESENTATIONS AND WARRANTIES

Each Loan Party represents and warrants on the Effective Date that:

(a) Requisite Power and Authority; Due Authorization; Binding Obligation. Each of Holdings and its Subsidiaries has all requisite power and authority to enter into this Amendment and to carry out the transactions contemplated. The execution, delivery and performance of this Amendment and the Facility Agreement as amended hereby have been duly authorized by all necessary action on the part of each Loan Party that is a party hereto and thereto. This Amendment has been duly executed and delivered by each Loan Party and is the legally valid and binding obligation of each Loan Party, enforceable against each Loan Party in accordance with its respective terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors’ rights generally or by equitable principles relating to enforceability.

(b) No Conflict. The execution, delivery and performance of this Amendment by the Loan Parties do not and will not (i) except as could not reasonably be expected to result in a Material Adverse Effect, violate (A) any provision of any law or any governmental rule or regulation applicable to Holdings or any of its Subsidiaries or (B) any

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Requirement of Law applicable to Holdings or any of its Subsidiaries (including, without limitation, in respect of the Australian Borrowers, Section 260A of the Corporations Act); (ii) except as could not reasonably be expected to result in a Material Adverse Effect, conflict with, result in a breach of, constitute (with due notice or lapse of time or both) a default under any Contractual Obligation of Holdings or any of its Subsidiaries; (iii) violate any of the Organizational Documents of Holdings or any of its Subsidiaries, (iv) result in or require the creation or imposition of any Lien upon any of the properties or assets of Holdings or any of its Subsidiaries (other than any Liens created under any of the Loan Documents in favor of the Collateral Agent, on behalf of the Secured Parties and Permitted Liens); or (v) require any approval of stockholders, members or partners or any approval or consent of any Person under any material Contractual Obligation of Holdings or any of its Subsidiaries, except for such approvals or consents which have been obtained and are in full force and effect.

(c) Governmental Consents. No consent or approval of, or notice to, or other action to, with or by, any Governmental Authority is required to be obtained or made by or on behalf of the Loan Parties in connection with the execution, delivery, performance, validity or enforceability of this Amendment except (i) as have been obtained or made and are in full force and effect; (ii) for filings and recordings with respect to the Collateral necessary to perfect Liens created by the Loan Documents; and (iii) as could not reasonably be expected to result in a Material Adverse Effect.

ARTICLE IV

MISCELLANEOUS

Section 4.1 Effect of Amendment. Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Agent or any Lender under the Loan Documents, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Loan Documents, all of which are ratified and affirmed in all respects and shall continue in full force and effect except that, on and after the effectiveness of this Amendment, each reference to the Facility Agreement in the Loan Documents shall mean and be a reference to the Facility Agreement as amended by this Amendment. Nothing herein shall be deemed to entitle the Borrowers to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Loan Documents in similar or different circumstances. This Amendment is a Loan Document executed pursuant to the Facility Agreement and shall be construed, administered and applied in accordance with the terms and provisions thereof.

Section 4.2 Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted under Section 11.04 of the Facility Agreement.

Section 4.3 Headings. Article and Section headings used herein are for convenience of reference only, are not part of this Amendment and shall not affect the construction of, or be taken into consideration in interpreting, this Amendment.

Section 4.4 Severability. Any provision of this Amendment held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

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Section 4.5 Counterparts. This Amendment may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Except as provided in Article II, this Amendment shall become effective when it shall have been executed by the Administrative Agent and when the Administrative Agent shall have received counterparts hereof that, when taken together, bear the signatures of each of the other parties hereto. Delivery of an executed counterpart of a signature page of this Amendment by telecopier or other electronic transmission (i.e. a “pdf” or “tif” document) shall be effective as delivery of a manually executed counterpart of this Amendment.

Section 4.6 Governing Law; Jurisdiction; Consent to Service of Process.

(a) Governing Law. This Amendment and the transactions contemplated hereby, and all disputes between the parties under or relating to this Amendment or the facts or circumstances leading to its execution, whether in contract, tort or otherwise, shall be construed in accordance with and governed by the laws (including statutes of limitation) of the State of New York, without regard to conflicts of law principles that would require the application of the laws of another jurisdiction.

(b) Submission to Jurisdiction. Each Loan Party hereby irrevocably and unconditionally submits, for itself and its property, to the exclusive jurisdiction of the Supreme Court of the State of New York sitting in New York County and of the United States District Court of the Southern District of New York, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Amendment or any other Loan Document, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State court or, to the fullest extent permitted by applicable Requirements of Law, in such Federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Amendment or any other Loan Document shall affect any right that the Administrative Agent, the Issuing Bank or any Lender may otherwise have to bring any action or proceeding relating to this Amendment or any other Loan Document against any Loan Party or its properties in the courts of any jurisdiction.

(c) Venue. Each Loan Party hereby irrevocably and unconditionally waives, to the fullest extent permitted by applicable Requirements of Law, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Amendment or any other Loan Document in any court referred to in Section 4.6(b). Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by applicable Requirements of Law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

(d) Service of Process. Each party hereto irrevocably consents to service of process in any action or proceeding arising out of or relating to any Loan Document, in the manner provided for notices (other than telecopier) in Section 10.01 of the Facility Agreement. Nothing in this Amendment or any other Loan Document will affect the right of any party hereto to serve process in any other manner permitted by applicable Requirements of Law.

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Section 4.7 Waiver Of Jury Trial. Each Loan Party hereby waives, to the fullest extent permitted by applicable Requirements of Law, any right it may have to a trial by jury in any legal proceeding directly or indirectly arising out of or relating to this Amendment, any other Loan Document or the transactions contemplated hereby (whether based on contract, tort or any other theory). Each party hereto (a) certifies that no representative, agent or attorney of any other party has represented, expressly or otherwise, that such other party would not, in the event of litigation, seek to enforce the foregoing waiver and (b) acknowledges that it and the other parties hereto have been induced to enter into this Amendment by, among other things, the mutual waivers and certifications in this Section 4.7.

Section 4.8 Costs and Expenses. The Borrowers agree to reimburse the Administrative Agent for its reasonable, documented out-of-pocket expenses incurred in connection with this Amendment, including the reasonable fees, charges and disbursements of counsel for the Administrative Agent.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

U.S. BORROWERS:

SOUTHWESTERN REFINING COMPANY, INC. TRIPLE S REFINING CORPORATION TRONOX HOLDINGS, INC. TRONOX INCORPORATED TRONOX LLC TRONOX US HOLDINGS INC.

By:	/s/ Michael J. Foster
Name: Title:	Michael J. Foster

[Signature Page]

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SIGNED, SEALED AND DELIVERED

by

Michael J. Foster

as attorney for

TRONOX AUSTRALIA HOLDINGS PTY LIMITED

TRONOX AUSTRALIA PIGMENTS HOLDINGS PTY LIMITED

TRONOX GLOBAL HOLDINGS PTY LIMITED

TRONOX LIMITED

TRONOX PIGMENTS AUSTRALIA HOLDINGS PTY LIMITED

TRONOX PIGMENTS AUSTRALIA PTY LIMITED

TRONOX PIGMENTS WESTERN AUSTRALIA PTY LIMITED

TRONOX SANDS HOLDINGS PTY LIMITED

under power of attorney dated

14 June 2012

in the presence of:

	) ) ) ) ) ) ) ) ) ) ) ) )	AUSTRALIAN BORROWERS:

/s/ Matthew Paque
Signature of witness

MATTHEW PAQUE		/s/ Michael J. Foster
Name of witness (block letters)		By executing this agreement the attorney states that the attorney has received no notice of revocation of the power to attorney

[Signature Page]

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SIGNED, SEALED AND DELIVERED by Michael J. Foster as attorney for TRONOX WESTERN AUSTRALIA PTY LTD under power of attorney dated 8 June 2012 in the presence of:	) ) ) ) ) ) ) ) ) ) ) ) )
/s/ Matthew Paque
Signature of witness
MATTHEW PAQUE		/s/ Michael J. Foster
Name of witness (block letters)		By executing this agreement the attorney states that the attorney has received no notice of revocation of the power of attorney

[Signature Page]

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SIGNED, SEALED AND DELIVERED by Michael J. Foster as attorney for TRONOX WORLDWIDE PTY LIMITED (F/K/A TRONOX WORLDWIDE LLC) under power of attorney dated 29 June 2012 in the presence of:	) ) ) ) ) ) ) ) ) ) ) ) )
/s/ Matthew Paque
Signature of witness
MATTHEW PAQUE		/s/ Michael J. Foster
Name of witness (block letters)		By executing this agreement the attorney states that the attorney has received no notice of revocation of the power of attorney

[Signature Page]

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SIGNED, SEALED AND DELIVERED

by

Michael J. Foster

as attorney for

TRONOX HOLDINGS (AUSTRALIA) PTY LTD

TRONOX INVESTMENTS (AUSTRALIA) PTY LTD

TRONOX AUSTRALIA SANDS PTY LTD

TICOR RESOURCES PTY LTD

TICOR FINANCE (A.C.T.) PTY LTD

TIO2 CORPORATION PTY LTD

YALGOO MINERALS PTY. LTD.

TIFIC PTY. LTD.

SYNTHETIC RUTILE HOLDINGS PTY LTD

SENBAR HOLDINGS PTY LTD

PIGMENT HOLDINGS PTY LTD

TRONOX MINERAL SALES PTY LTD

TRONOX MANAGEMENT PTY LTD

under power of attorney dated

18 June 2012

in the presence of:

) ) ) ) ) ) ) ) ) ) ) ) ) ) ) ) ) ) ) ) ) ) ) ) ) ) ) ) ) ) ) )
/s/ Matthew Paque
Signature of witness
/s/ MATTHEW PAQUE		/s/ Michael J. Foster
Name of witness (block letters)		By executing this agreement the attorney states that the attorney has received no notice of revocation of the power of attorney

[Signature Page]

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SUBSIDIARY GUARANTORS:

TRONOX INTERNATIONAL FINANCE LLP

By:	/s/ Michael J. Foster
Name: Title:	Michael J. Foster

TRONOX PIGMENTS LTD

By:	/s/ Michael J. Foster
Name: Title:	Michael J. Foster

[Signature Page]

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AGENTS AND LENDERS:

UBS AG, STAMFORD BRANCH, as Issuing Bank, Administrative Agent and Collateral Agent

By:	/s/ Mary E. Evans
Name: Title:	Mary E. Evans Associate Director Banking Products Services, US

By:	/s/ Irja R. Otsa
Name: Title:	Irja R. Otsa Associate Director Banking Products Services, US

UBS LOAN FINANCE LLC, as Lender and Swingline Lender

By:	/s/ Mary E. Evans
Name: Title:	Mary E. Evans Associate Director Banking Products Services, US

By:	/s/ Irja R. Otsa
Name: Title:	Irja R. Otsa Associate Director Banking Products Services, US

[Signature Page]

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CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as a Lender and a Documentation Agent

By:	/s/ Christopher Reo Day
Name: Title:	Christopher Reo Day Vice President

By:	/s/ Tyler R. Smith
Name: Title:	Tyler R. Smith Associate

[Signature Page]

FIRST AMENDMENT TO

REVOLVING SYNDICATED FACILITY AGREEMENT

Goldman Sachs Bank USA, as Syndication Agent and Lender

By:	/s/ Mark Walton
Name: Title:	Mark Walton Authorized Signatory

[Signature Page]

FIRST AMENDMENT TO

REVOLVING SYNDICATED FACILITY AGREEMENT

ROYAL BANK OF CANADA, as Lender and a Syndication Agent

By:	/s/ Philippe Pepin
Name: Title:	Philippe Pepin Authorized Signatory

[Signature Page]

FIRST AMENDMENT TO

REVOLVING SYNDICATED FACILITY AGREEMENT

Siemens Financial Services, Inc., as Lender

By:	/s/ John Finore
Name:	John Finore
Title:	Vice President

Siemens Financial Services, Inc., as Lender

By:	/s/ Ernest Errigo
Name:	Ernest Errigo
Title:	Sr. Transaction Coordinator

[Signature Page]

FIRST AMENDMENT TO

REVOLVING SYNDICATED FACILITY AGREEMENT

WELLS FARGO BANK, N.A., as Lender and a Documentation Agent

By:	/s/ Jennifer Avrigian
Name:	Jennifer Avrigian
Title:	Director

[Signature Page]

FIRST AMENDMENT TO

REVOLVING SYNDICATED FACILITY AGREEMENT

Schedule 6.01(q)

Certain Letters of Credit

Entity	Issuing Bank	Beneficiary	Maturity Date	Country	Purpose	USD Equivalent
Tronox Worldwide LLC	JPMorgan	Citibank NY support German Workers Union Guaranty (€424,600)	1-May-13	US	Uerdingen Severance	$526,673.84
Tiwest Pty Ltd	Westpac	Minister for Mining Act of 1978	N/A	AU	Performance	$14,186.00
Tiwest Pty Ltd	Westpac	Minister for Mining Act of 1978	N/A	AU	Performance	A$93,000
Tiwest Pty Ltd	Westpac	Independent Market Operator (IMO)	N/A	AU	Performance	A$150,897
Tiwest Pty Ltd	Westpac	Synergy	31 Mar 15		Supplier payment security	A$1,600,000
Tiwest Pty Ltd	Westpac	Synergy	31 Mar 15		Supplier payment security	A$ 1,000,000
Tronox Worldwide LLC	JPMorgan	Republic Insurance Company	3-Jul-12	US	Workers Comp	$150,000.00

FIRST AMENDMENT TO

REVOLVING SYNDICATED FACILITY AGREEMENT

Schedule 2.18

Existing Letters of Credit

Entity	Issuing Bank	Beneficiary	Maturity Date	Country	Purpose	USD Equivalent
Tronox Incorporated	Wells Fargo	Liberty Mutual Insurance Company	6-Jun-13	US	Collateral for surety	$5,945,659.80
Tronox LLC	Wells Fargo	ACE American Insurance Company	6-Jun-13	US	Workers Comp	$2,785,052.00
Tronox LLC	Wells Fargo	U.S. Bank, National Association	17-Jun-13	US	Performance - freight	$2,500,000.00
Tronox LLC	Wells Fargo	Tennessee Gas Pipeline Company	16-Jun-13	US	Performance - NG	$378,000.00
Tronox Incorporated	Wells Fargo	National Union Fire Co.	6-Jul-13	US	GL / AL / WC	$4,800,500.00
Tronox LLC	Wells Fargo	Colorado River Commission of Nevada	28-Dec-12	US	Performance - Elec	$440,232.49
Tronox LLC	Wells Fargo	Tennessee Valley Authority	2-Feb-13	US	Performance - Elec	$8,700,000.00
Tronox LLC	Wells Fargo	One Stamford Plaza Owner LLC	2-Apr-13	US	Lease Security Deposit	$624,335.00
Tronox LLC	Wells Fargo	The Royal Bank of Scotland N.V. (€2,500,000)	27-Mar-13	US	Collateral for Portugal LC	$3,070,500.00[1]

[1]	USD Equivalent as of 8/6/2012.

FIRST AMENDMENT TO

REVOLVING SYNDICATED FACILITY AGREEMENT

Exhibit A

$300.0 million

REVOLVING SYNDICATED FACILITY AGREEMENT

dated as of June 18, 2012,

among

TRONOX INCORPORATED

and certain of its Subsidiaries,

as U.S. Borrowers and Guarantors,

TRONOX LIMITED (ACN 153 348 111) and certain of its Subsidiaries,

as Australian Borrowers and Guarantors,

and

THE OTHER GUARANTORS PARTY HERETO,

as Guarantors,

THE LENDERS PARTY HERETO,

UBS AG, STAMFORD BRANCH,

as Issuing Bank, Administrative Agent and Collateral Agent,

UBS LOAN FINANCE LLC,

as Swingline Lender,

UBS AG, STAMFORD BRANCH,

as Australian Security Trustee,

UBS SECURITIES LLC,

as Arranger and Bookmanager,

GOLDMAN SACHS BANK USA and ROYAL BANK OF CANADA,

as Co-Syndication Agents

and

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH and WELLS FARGO BANK, N.A.,

as Co-Documentation Agents